                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                MEGABIOS Corp.
        --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            California                                       94-3156660
-------------------------------------------               ---------------
(State of Incorporation or Organization)                 (I.R.S. Employer
                                                         Identification no.)

863 A Mitten Road, Burlingame, CA                              94010
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(Address of principal executive offices)                     (zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to           Name of Each Exchange on Which
       be so Registered               Each Class is to be Registered
     ----------------------           ------------------------------

           None                                    None
           ----                                    ----

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
                        -------------------------------
                               (Title of class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 52 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-32593, filed with the Securities and Exchange Commission (the "Commission") on July 31, 1997 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.


     Exhibit
     Number      Description
     ------      -----------
     3.1         Fifth Amended and Restated Articles of Incorporation of the
                 Registrant, as filed May 14, 1997. (1)

     3.2         Certificate of Correction of Fifth Amended and Restated
                 Articles of Incorporation as filed July 25, 1997. (1)

     3.3         Bylaws of the Registrant. (1)

     3.4 Certificate of Incorporation to be effective upon closing of the offering. (2)

     3.5 Bylaws of the Registrant to be effective upon the closing of the offering. (2)

     4.1        Specimen Common Stock Certificate. (3)

(1) Filed as an exhibit to Registrant's Form S-1 Registration Statement (File No. 333-32593), with exhibit number same as above, and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 1 to Registrant's Form S-1 Registration Statement (File No. 333-32593), with exhibit number same as above, and incorporated herein by reference.

(3)  To be filed as an exhibit to Registrant's Form S-1 Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Megabios corp.
                                      -----------------------
                                      (Registrant)


Date: August 15, 1997         By: /s/ Patrick G. Enright
                                 -------------------------------------------
                                 Patrick G. Enright, Chief Financial Officer
                                 and Vice President